THE ALGER FUNDS

Alger Growth Opportunities Fund

Supplement dated May 20, 2015 to the

Prospectus dated March 1, 2015

As supplemented to date

On March 5, 2015, the Fund’s Board of Trustees (the “Board”) approved changing the Fund’s investment strategy.  As a result, as of the Effective Date (as defined below), the Fund normally will invest at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index, as reported by the index as of the most recent quarter-end.  The Board also has approved, in connection with changing the Fund’s investment strategy, changing the Fund’s name to “Alger Small Cap Focus Fund” and changing the Fund’s benchmark index to the Russell 2000 Growth Index.  The Fund’s investment objective—to seek long-term capital appreciation—will not change.

In addition, the Board has approved, subject to shareholder approval, changing the Fund’s fundamental policy regarding concentration of investments so that, under normal market conditions, the Fund will invest at least 25% of its total assets in the health care and/or information technology sectors.  For this purpose, the health care and information technology sectors are comprised of the following industries:  health care equipment and supplies; health care providers and services; health care technology; biotechnology; pharmaceuticals; life sciences tools and services; internet software and services; information technology services; software; communications equipment; technology hardware, storage and peripherals; electronic equipment, instruments and components; and semiconductors and semiconductor equipment.

Shareholders of record at the close of business on May 29, 2015 will be asked to approve the following proposal at a special meeting of shareholders to be held on July 29, 2015:  changing the Fund’s fundamental investment policy regarding concentration of investments (“Proposal 1”).  If shareholders approve Proposal 1, the proposed change will take effect on or about August 3, 2015 (the “Effective Date”).

The change in the Fund’s investment strategy with respect to the investment of 80% of its net assets and the changes to the Fund’s name and benchmark index do not require shareholder approval and are not contingent upon shareholder approval of Proposal 1.  However, changing the Fund’s fundamental investment policy regarding concentration of investments is contingent upon shareholder approval of Proposal 1.

Fred Alger Management, Inc., the Fund’s investment adviser, will seek to implement the changes to the Fund’s investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax implications to Fund shareholders.

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As of the Effective Date, the Fund normally will invest at least 80% of its net assets invested in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index, as reported by the index as of the most recent quarter-end.  The index is a broad-based securities

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index of small capitalization stocks.  At March 31, 2015, the market capitalization of the companies in the index ranged from $28.3 million to $11.4 billion.

Subject to shareholder approval of Proposal 1, under normal market conditions, the Fund will concentrate its holdings in the health care and/or information technology sectors.  For this purpose, the health care and information technology sectors are comprised of the following industries:  health care equipment and supplies; health care providers and services; health care technology; biotechnology; pharmaceuticals; life sciences tools and services; internet software and services; information technology services; software; communications equipment; technology hardware, storage and peripherals; electronic equipment, instruments and components; and semiconductors and semiconductor equipment.  From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries.

The Fund will continue to be able to leverage, that is, borrow money to buy additional securities.  By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

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Principal Risks

In addition to the current risks of investing in the Fund as described in the Fund’s prospectus, subject to shareholder approval of Proposal 1, as of the Effective Date, the following risks will also apply:

•                  the Fund may have substantial holdings within the health care and/or information technology sectors, and companies in similar industries may be similarly affected by particular economic or market events.

•                  since the Fund concentrates its investments in the health care and/or information technology sectors, the value of the Fund’s shares may be more volatile than mutual funds that do not similarly concentrate their investments.

•                  because many of the industries in the health care sector are subject to substantial government regulation, changes in applicable regulations could adversely affect companies in those industries. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

•                  the information technology sector can be significantly affected by intense competition, aggressive pricing, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.

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Performance

As of the Effective Date, the Fund would change its primary benchmark to the Russell 2000 Growth Index, from the Russell 2500 Growth Index, because the Russell 2000 Growth Index is more reflective of the manner in which the Fund’s assets would be invested.

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